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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                                 December 30, 1998
                                 -----------------
                  Date of Report (Date of Earliest Event Reported)


                                  WESTERN BANCORP
                                  ---------------
               (Exact Name of Registrant As Specified In Its Charter)


                                     CALIFORNIA
                                     ----------
                   (State or Other Jurisdiction of Incorporation)



                 0-13551                                95-3863296
               ---------                                ----------
         (Commission File Number)           (IRS Employer Identification No.)


                         4100 Newport Place, Suite 900
                       Newport Beach, California 92660
                       -------------------------------
                 (Address of Principal Executive Offices)(Zip Code)


                                   (949) 863-2444
                                   --------------
                (Registrant's Telephone Number, including Area Code)


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ITEM 2.  MERGER WITH PNB FINANCIAL GROUP.

          Western Bancorp (the "Company") serves as the holding company for Southern California Bank ("SCB") and Santa Monica Bank ("SMB", and together with SCB, the "Banks") and Venture Partners, Inc. PNB Financial Group ("PNB") served as the holding company for Pacific National Bank. On December 30, 1998, PNB merged with and into the Company pursuant to an Agreement and Plan of Merger, dated as of October 6, 1998 (the "Merger Agreement"), by and between the Company and PNB (the "Merger"). As a result of the Merger, Pacific National Bank became a wholly-owned subsidiary of the Company after the Merger.

          Pursuant to the Merger Agreement, each issued and outstanding share of common stock of PNB ("PNB Common Stock") prior to the Merger (other than as provided in the Merger Agreement) was converted into the right to receive one share (the "Conversion Number") of common stock of the Company ("Company Common Stock"). In addition, each option to acquire shares of PNB Common Stock outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) was converted into an option to acquire a like number of shares of Company Common Stock. Upon consummation of the Merger, the Company issued approximately 2,779,733 shares of Company Common Stock to former holders of PNB Common Stock, and as a result, the former shareholders of PNB Common Stock own shares of Company Common Stock representing approximately 13.3% of the outstanding shares of Company Common Stock.

          The description of the Merger Agreement contained herein is qualified in its entirety by reference to the Merger Agreement which is incorporated herein as Exhibit 2.1. After giving effect to the Merger, the total assets of the Company and its subsidiaries increased to approximately $2.6 billion, total deposits increased to approximately $2.1 billion and total shareholder equity increased to approximately $360 million as of September 30, 1998 on a restated basis, before giving effect to merger costs and restructuring costs.

          A Press Release announcing consummation of the Merger was issued on December 31, 1998, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by this reference.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA
          FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          Financial statements for PNB required by this Item are incorporated herein in their entirety by this reference to Exhibit 99.2 and Exhibit 99.3 hereto.


     (b)  PRO FORMA FINANCIAL INFORMATION.

          The pro forma financial information required by this Item is incorporated herein in its entirety by this reference to Exhibit 99.4.

     (c)  Exhibits.


     The following exhibits are filed with this Current Report on Form 8-K:

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

Exhibit
Number                        Description
---------                     ------------
2.1 Agreement and Plan of Merger, dated as of October 6, 1998, between Western Bancorp and PNB Financial Group, Inc. (Exhibit 2.2 to Western Bancorp's current Report on Form 8-K, dated October 21, 1998 incorporated herein by reference)
23.1      Consent of McGladrey & Pullen, LLP.
99.1      Press Release of Western Bancorp dated December 31, 1998
99.2 Audited Balance Sheets of PNB Financial Group as of December 31, 1997 and 1996 and the related Statements of Income, Changes in Stockholders Equity and Cash Flows for the years then ended.
99.3 Unaudited Balance Sheets as of September 30, 1998 and December 31, 1997 and the related Statements of Income, and Cash Flows for the three and nine months ended September 1998 and 1997.
99.4 Unaudited Balance Sheets of PNB Financial Group as of September 30, 1998 and the related Statements of Income, and Cash Flows for the nine months ended September 30, 1998 and 1997.

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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated: January 13, 1999

                              WESTERN BANCORP

                              By:  /s/ Arnold C. Hahn
                                 ----------------------------------------
                                   Name:     Arnold C. Hahn
                                   Title:    Executive Vice President and
                                             Chief Financial Officer


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                                   EXHIBIT INDEX

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


Exhibit
Number                   Description
--------                 ------------

2.1 Agreement and Plan of Merger, dated as of October 6, 1998, between Western Bancorp and PNB Financial Group, Inc. (Exhibit 2.2 to Western Bancorp's current Report on Form 8-K, dated October 21, 1998 incorporated herein by reference)
23.1      Consent of McGladrey & Pullen, LLP.
99.1      Press Release of Western Bancorp dated December 31, 1998
99.2 Audited Balance Sheets of PNB Financial Group as of December 31, 1997 and 1996 and the related Statements of Income, Changes in Stockholders Equity and Cash Flows for the years then ended.
99.3 Unaudited Balance Sheets as of September 30, 1998 and December 31, 1997 and the related Statements of Income, and Cash Flows for the three and nine months ended September 1998 and 1997.
99.4 Unaudited Balance Sheets of PNB Financial Group as of September 30, 1998 and the related Statements of Income, and Cash Flows for the nine months ended September 30, 1998 and 1997.

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